Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA

In re: Capital Corp of the West	Case no.: 09-14298-B-11F

MONTHLY REPORT OF OPERATIONS
MONTH ENDING 31-Oct 2009
     Debtor in possession hereby submits its Monthly Report on the Cash Basis of accounting.
CASH BASIS
     Attached hereto are the following schedules:

A. Cash Receipts and Cash Disbursements	X
B. Summary of Receipts & Disbursements to Date	X
C. Balance in Debtor in Possession Account	X
D. Balance in Tax Account	N/A
E. Balance in Citibank DIP Account	X
F. Post Petition Debts	N/A
G. Accounts Receivable Balance	N/A
H. Inventory Balance	N/A
I. Federal and State Taxes	N/A
J. Monthly Operating Statement Questionnaire	X
K. Other Appropriate Schedules	X
NOTES:	Schedules A, B, C, F, I & J MUST be filed.

Attach Schedules D, E, G, H & K if they are maintained in the ordinary course of the business.
(MOR-1:6/90)

SCHEDULE A
CASH RECEIPTS AND DISBURSEMENTS
RECEIPTS

Cash sales	N/A

Rents collected	N/A

Accounts receivable collected	—

Other receipts (describe):
a.

b.

1. TOTAL RECEIPTS		$—

DISBURSEMENTS

Payments to vendors for merchandise	N/A

Net payroll paid	42,279.51

Payroll taxes paid/deposited to tax account:
Employee withholdings	N/A

Employer portion	N/A

Sales taxes paid/deposited to tax account	N/A

Other disbursements (describe):

a. Computer & Internet Costs	$411.80

b. Office Supplies	278.38

c. Travel Expenses	67.70

d. Public Disclosure Issuance Costs	3,840.00

e. Rent Expense	1,280.00

f. Telephone Expense	260.00

g. General Liability Insurance	—

h. U. S Trustee Fees	1,950.00

i. Shareholder Registrationh & Maintenance	—

j. Tax Return Preparation	—

k. Creditor’s Committee Legal Fees	4,167.45
l. Director Fees	—

Miscellaneous (attach listing)

Living allowance or draw	N/A

2. TOTAL DISBURSEMENTS		$54,534.84

3. Receipts OVER or (UNDER) disbursements		$(54,534.84)

(MOR-1:6/90)

SCHEDULE B
SUMMARY OF CASH TRANSACTIONS
SINCE FILING PETITION

4. Total receipts to date	$—

(Prior month Schedule B line 4 plus current month Schedule A line 1)
5. Total disbursements to date	$—

(Prior month Schedule B line 5 plus current month Schedule A line 2)
6. Net receipts over (under) disbursements	$—

SCHEDULE C — SEE ATTACHED SPREADSHEET
BALANCE IN DEBTOR IN POSSESSION ACCOUNT

Balance at end of last month	$6,836,023.69

Net transactions for this month (Line 3 — Schedule A)	(54,534.84)

Balance at end of this month	$6,781,488.85

SCHEDULE D — SEE ATTACHED SPREADSHEET
BALANCE IN TAX ACCOUNT

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct payments to taxing agencies

Balance at end of this month	$—

SCHEDULE E — SEE ATTACHED SPREADSHEET
BALANCE IN ____________________ ACCOUNTS

Balance at end of last month	$—

Add deposits from general account	—

Subtotal	$—

Deduct disbursements	—

Balance at end of this month	$—

(MOR-1:6/90)

SCHEDULE F
POST PETITION DEBTS

Balance at end of last month---------- Not Applicable	$—

Add debts incurred this month

Subtotal	$—

Deduct payments made this month on this balance	—
Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month. (Attach listing)	$—

SCHEDULE G
ACCOUNTS RECEIVABLE BALANCE

Balance of receivables at end of last month---------- Not Applicable	$—

Add new receivables for this month	—

Subtotal	$—

Deduct accounts collected (From Schedule A)	—

Subtotal	$—

Adjustments (Explain on separate sheet)	—

Balance at end of this month (Attach listing)	$—

SCHEDULE H
INVENTORY AND COST OF GOODS SOLD

Inventory balance at end of last month---------- Not Applicable	$—

Add merchandise purchase	—

Total inventory available	$—

Adjustments (Explain on separate sheet)	—

Less inventory balance at end of this month	—

Total (Cost of goods sold)	$—

(MOR-1:6/90)

SCHEDULE I
FEDERAL AND STATE TAXES

1. Tax balance at end of last month---------- Not Applicable	$—

PAYROLL TAX LIABILITY THIS MONTH:
Period:      ☐ Weekly      ☐ Biweekly     ☐ Semimonthly      ☐ Monthly
Fed. Employer or S.S. #                                EDD ID#

Withholdings:
Federal income tax	$—

FICA withheld

State income tax

State disability

Employer tax liability:
FICA

Federal unemployment

State unemployment

2. Total payroll taxes due		$—

SALES TAX LIABILITY THIS MONTH:
State Board of Equalization ID#

Sales tax liability	$—

Other (excise, city, business, etc.)

3. Total sales taxes due		$—

SUMMARY OF TAX PAYMENTS MADE THIS MONTH:

Payee	Date Paid	Bank Acct. #	Check #	Amount
$—

4. Total payments made				$—

Tax balance at end of this month (add line 1+2+3 less line 4)				$—

(MOR-1:6/90)

SCHEDULE J
MONTHLY OPERATING STATEMENT QUESTIONNAIRE

	Yes	No	N/A
1. Copies of checkbooks or receipts and disbursements listings attached:
Debtor in possession account (Activated As Of June 5)	☑	☐	☐
Tax account	☐	☐	☑
Other account	☐	☐	☑
2. Listing of unpaid post-petition debts (include unpaid professional fees and interest owed)	☐	☐	☑
3. Have any payments been made to secured creditors or lessors? (If yes — attach listing of payments made)	☐	☑
4. (a) Have any payments been made to officers, shareholders, insiders, relatives or professionals? See Attached Payroll Summaries (If yes — attach listing of payments made)	☑	☐
(b) Were these payments approved by the court?	☑	☐
5. (a) Have any payments been made on prepetition debts? (If yes — attach listing of payments made)	☐	☑
(b) Were these payments approved by the court?
6. Do you carry insurance coverage of any kind?	☑	☐
Attach copies of declaration pages (Data Previously Provided)
Note: If you have previously submitted copies of declaration pages & there have been no changes in coverage initial here (no copies needed)

7. Have U.S. Trustee quarterly fees been paid? (If yes — attach listing of payments made) (If no — attach explanation)	☑	☐
DECLARATION OF DEBTOR
I certify under penalty of perjury that the foregoing is true and correct.

November 12, 2009 Execution Date	/s/ David A. Heaberlin Debtor in Possession (Signature)
I have reviewed the Monthly Report of Operations and, after making reasonable inquiry, believe that the information is true and correct.
/s/ David A. Heaberlin

(Signature of Preparer — Attorney or Accountant)
(MOR-1:6/90)

Capital Corp of the West
09-14298-B-11F

Cash/Bank Account	Beginning Balance			Transfers	Ending Balance
Bank & Acct #	30-Sep-09	Receipts	Disbursements	in (+)/out (-)	31-Oct-09
Citibank DIP Accounts (Active as of June 4, 2009):	$—				$—
Operating A/C # 9951707360	$6,410,584.18	$—	$54,534.84	$—	$6,356,049.34
Federal Tax Refund A/C # 9951707387 (See Note 7 Below)	$50,000.00	$—	$—	$—	$50,000.00
California Tax Refund A/C # 9951707416	$100.00	$—	$—	$—	$100.00
Insurance Refund A/C # 9951707424	$375,339.51	$—	$—	$—	$375,339.51
	$—				$—

Total	$6,836,023.69	$—	$54,534.84	$—	$6,781,488.85

Notes:

1.	All cash accounts (including petty cash) should be reflected on spreadsheet

2.	Transfers must total zero

3.	Total ending cash on hand must be supported by detailed registers, bank recs, balance sheet, etc.

4.	Net change in cash (receipts less disbursements) must be supported by detailed registers and Schedule A.

5.	Schedules C, D and/or E need not be completed if this spreadsheet is used. Notation should be made on Schedules C, D and/or E to “see attached spreadsheet.”

6.	Beg balance must agree with the prior month’s ending balance or, for the first month only, this amount should agree with the cash on hand as of the filing date.

7.	The Debtor has established segregated bank accounts pursuant to a Stipulation between Capital Corp of the West (the Debtor), the Creditor’s Committee and the Federal Deposit Insurance Corporation regarding certain Federal and State of California income tax refunds. This Stipulation was filed on October 20, 2009 and approved by the Court by an Order dated November 2, 2009. The Citibank Account No. 9951707387 (shown above) constitutes the Escrow Account pursuant to the Stipulation pursuant to the Stipulation. As of October 31, 2009, a $50,000 Federal Income Tax refund represents the only refund received by the Debtor thus far.

8.	The Debtor has filed Federal and California tax refund requests in the amount of $10.056 million and $2.324 million, respectively. The Federal tax refund is currently anticipated to be received in December or the First Quarter of 2010. The California tax refunds are currently being subjected to a State of California examination which the Debtor expects will be completed during the first quarter of 2010. The above amounts are based on the best information available from the Debtor’s accountants and tax consultants at this time. Given that the Debtor has not yet received these funds and the California refunds are being subjected to audit, the actual recovery on these tax refunds is still uncertain. Given this uncertainty regarding the timing of the actual receipt and the issues discussed in the Stipulation, these tax refunds have not been included in the Balance Sheet of the Debtor included herein. The Debtor expects to re-evaluate the appropriateness of the inclusion of same upon the actual receipt of these refunds.

9.	The October 31, 2009 Balance Sheet reflects $3,500 in Priority Claims related to certain Deferred Compensation claims representing payments deferred within the six month period immediately preceding the Debtor’s Bankruptcy Petition.

5:31 PM
11/09/09
Cash Basis
Capital Corp of the West
Profit & Loss
October 2009

	Oct 09	Sep 09	$ Change
Income	0.00	0.00	0.00

Expense
Compensation Costs	42,279.51	52,981.30	-10,701.79
Computer and Internet Expenses	411.80	308.39	103.41
Director Fees	0.00	2,100.00	-2,100.00

Office Supplies	278.38	522.52	-244.14
Professional Fees
Creditor’s Committee Legal Fees	4,167.45	0.00	4,167.45
Tax Return Preparation	0.00	14,720.00	-14,720.00

Total Professional Fees	4,167.45	14,720.00	-10,552.55

Public Disclosure Issuance Cost	3,840.00	0.00	3,840.00
Rent Expense	1,280.00	1,280.00	0.00
Telephone Expense	260.00	100.82	159.18
Travel Expense	67.70	0.00	67.70
U. S. Trustee Fees	1,950.00	0.00	1,950.00

Total Expense	54,534.84	72,013.03	-17,478.19

Net Income	-54,534.84	-72,013.03	17,478.19

5:32 PM
11/09/09
Cash Basis
Capital Corp of the West
Profit & Loss Detail
October 2009

Type	Date	Num	Name	Memo	Clr	Split	Original Amount	Paid Amount	Balance
Income									0.00
Expense
Compensation Costs
Check	10/7/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	10,698.92
Check	10/14/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	21,397.84
Check	10/19/2009	0000	Administaff	Week Ende		Opearting Ac	10,713.16	10,713.16	32,111.00
Check	10/19/2009	0000	Administaff	Week Ende		Opearting Ac	10,698.92	10,698.92	42,809.92
Deposit	10/23/2009			Deposit		Opearting Ac	-530.41	-530.41	42,279.51

Total Compensation Costs								42,279.51	42,279.51
Computer and Internet Expenses
Check	10/6/2009	5040	Comcast	October 200		Opearting Ac	309.95	309.95	309.95
Check	10/23/2009	5045	David Heaberlin	Software to		Opearting Ac	101.85	101.85	411.80

Total Computer and Internet Expenses								411.80	411.80
Office Supplies
Check	10/23/2009	5045	David Heaberlin	Paper, Filing		Opearting Ac	278.38	278.38	278.38

Total Office Supplies								278.38	278.38
Professional Fees
Creditor’s Committee Legal Fees
Check	10/20/2009	5042	Klein, Denateli, Go	August & Se		Opearting Ac	4,167.45	4,167.45	4,167.45

Total Creditor’s Committee Legal Fees								4,167.45	4,167.45

Total Professional Fees								4,167.45	4,167.45
Public Disclosure Issuance Cost
Check	10/6/2009	5041	Bowne of Los Ang	September		Opearting Ac	2,315.00	2,315.00	2,315.00
Check	10/21/2009	5043	Bowne of Los Ang	September		Opearting Ac	1,525.00	1,525.00	3,840.00

Total Public Disclosure Issuance Cost								3,840.00	3,840.00
Rent Expense
Check	10/1/2009	5038	Bear Breek Plaza	October 2009		Opearting Ac	1,280.00	1,280.00	1,280.00

Total Rent Expense								1,280.00	1,280.00
Telephone Expense
Check	10/6/2009	5039	AT Conference	Conferencin		Opearting Ac	201.54	201.54	201.54
Check	10/23/2009	5045	David Heaberlin	September		Opearting Ac	58.46	58.46	260.00

Total Telephone Expense								260.00	260.00
Travel Expense
Check	10/23/2009	5045	David Heaberlin	Travel to Oc		Opearting Ac	67.70	67.70	67.70

Total Travel Expense								67.70	67.70
U. S. Trustee Fees
Check	10/21/2009	5044	U. S. Trustee	Q3 Trustee		Opearting Ac	1,950.00	1,950.00	1,950.00

Total U. S. Trustee Fees								1,950.00	1,950.00

Total Expense								54,534.84	54,534.84

Net Income								-54,534.84	-54,534.84

Schedule J - Question 1

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3037814
2801 G ST	Payroll Date: 10/2/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 9/28/2009	Period: 09/26/2009 through 10/2/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - October 2, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3043360
2801 G ST	Payroll Date: 10/9/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 10/6/2009	Period: 10/3/2009 through 10/9/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - October 9, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3049340
2801 G ST	Payroll Date: 10/16/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 10/13/2009	Period: 10/10/2009 through 10/16/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - October 16, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3051752
2801 G ST	Payroll Date: 10/25/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 10/19/2009	Period: 10/17/2009 through 10/23/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD	DD/EP		0	0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$10,000.00
Check Gross Pay:									$0.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - October 23, 2009

WebPayroll — Invoice Report	Page 1 of 1

Invoice Report

CAPITAL CORP OF THE WEST (2606900)	Invoice #: 3051896
2801 G ST	Payroll Date: 10/30/2009
MERCED, CA95340-2133	Payroll #: 1
Payroll Contact: DAVID A HEABERLIN	Payroll Type: REGULAR — 1
Report Date: 10/20/2009	Period: 10/24/2009 through 10/30/2009

Billing Groups:
No.	Name	No. EEs	Service Fee %	Payroll Gross	Total Cost
0	UNASSIGNED	2	6.99	$10,000.00	$10,698.92

Total Summary:		2		$10,000.00	$10,698.92

Total additional charges or credits:					$0.00
Payroll amount due from client:					$10,698.92

TOTAL amount due from client:					$10,698.92

		Check #	Check #
Employees	Status	Non DD	DD	Prev/Curr	W/C Code	W/C State	Benefits	Service Fee	Payroll Gross
CUPP, RICHARD		0		0/0	8810C	CA	I	11.29%	$2,000.00
HEABERLIN, DAVID	DD/EP		0	0/0	8810C	CA	S	5.92%	$8,000.00

Direct Deposit Gross Pay:									$8,000.00
Check Gross Pay:									$2,000.00

Non DD	NonDirect Deposit	E	Employee Coverage
DD	Direct Deposit	S	Employee & Spouse Coverage
D	Dental Only	C	Employee & Child Coverage
NH	New Hire	F	Employee & Family Coverage
EP	EPaystub	K	Employee & Children Coverage
C	W/C Cap	W	Coverage Waived
		I	Coverage Not Available
Schedule J - Question 4(a)
Payroll Date - October 30, 2009

11:39 AM
11/11/09
Cash Basis
Capital Corp of the West
Balance Sheet
As of October 31, 2009

	Oct 31, 09	Sep 29, 09	$ Change
ASSETS
Current Assets
Checking/Savings
Citibank -Debtor In Possession
CA State Tax Refund Acct	100.00	100.00	0.00
Federal Tax Refund Acct	50,000.00	50,000.00	0.00
Insurance Refund Acct	375,339.51	375,339.51	0.00
Opearting Account	6,356,049.34	6,421,906.44	-65,857.10

Total Citibank -Debtor In Possession	6,781,488.85	6,847,345.95	-65,857.10

Total Checking/Savings	6,781,488.85	6,847,345.95	-65,857.10

Total Current Assets	6,781,488.85	6,847,345.95	-65,857.10

Fixed Assets
Furniture and Equipment
Computers	4,299.75	4,299.75	0.00
Furniture	1,662.38	1,662.38	0.00

Total Furniture and Equipment	5,962.13	5,962.13	0.00

Total Fixed Assets	5,962.13	5,962.13	0.00

TOTAL ASSETS	6,787,450.98	6,853,308.08	-65,857.10

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
Priority Claims
Deferred Compensation	3,500.00	0.00	3,500.00

Total Priority Claims	3,500.00	0.00	3,500.00

Undisputed Claims Received
Bay View — Deferred Purchase
Deferred Puchase Price	1,373,139.48	0.00	1,373,139.48
Interest on Deferral	130,880.88	0.00	130,880.88

Total Bay View — Deferred Purchase	1,504,020.36	0.00	1,504,020.36

Compensation Related Claims	1,879,853.00	0.00	1,879,853.00
County Staturtory Trust I
Interest	751,608.00	0.00	751,608.00
Principal	6,186,000.00	6,186,000.00	0.00

Total County Staturtory Trust I	6,937,608.00	6,186,000.00	751,608.00

County Statutory Trust II
Interest	537,166.00	0.00	537,166.00
Principal	10,310,000.00	10,310,000.00	0.00

Total County Statutory Trust II	10,847,166.00	10,310,000.00	537,166.00

County Statutory Trust III
Interest	744,779.00	0.00	744,779.00
Principal	15,464,000.00	15,464,000.00	0.00

Total County Statutory Trust III	16,208,779.00	15,464,000.00	744,779.00

County Statutory Trust IV
Interest	1,752,346.00	0.00	1,752,346.00
Principal	25,774,000.00	25,774,000.00	0.00

Total County Statutory Trust IV	27,526,346.00	25,774,000.00	1,752,346.00

Creditor Claims	19,167.00	0.00	19,167.00

Total Undisputed Claims Received	64,922,939.36	57,734,000.00	7,188,939.36

Total Other Current Liabilities	64,926,439.36	57,734,000.00	7,192,439.36

Total Current Liabilities	64,926,439.36	57,734,000.00	7,192,439.36

Total Liabilities	64,926,439.36	57,734,000.00	7,192,439.36

Equity
Opening Balance Equity	-64,926,439.36	-57,734,000.00	-7,192,439.36
Net Income	6,787,450.98	6,853,308.08	-65,857.10

Total Equity	-58,138,988.38	-50,880,691.92	-7,258,296.46

TOTAL LIABILITIES & EQUITY	6,787,450.98	6,853,308.08	-65,857.10

5:26 PM
11/09/09
Capital Corp of the West
Reconciliation Detail
Opearting Account, Period Ending 10/31/2009

Type	Date	Num	Name	Clr	Amount	Balance
Beginning Balance						6,411,207.52
Cleared Transactions
Checks and Payments — 12 items
Check	9/30/2009	5037	David Heaberlin	X	-623.34	-623.34
Check	10/1//2009	5038	Bear Breek Plaza	X	-1,280.00	-1,903.34
Check	10/6/2009	5041	Bowne of Los Angel	X	-2,315,00	-4,218.34
Check	10/6/2009	5040	Comcast	X	-309.95	-4,528.29
Check	10/6/2009	5039	AT Conference	X	-201.54	-4,729.83
Check	10/7/2009	0000	Administaff	X	-10,698.92	-15,428.75
Check	10/14/2009	0000	Administaff	X	-10,698.92	-26,127.67
Check	10/19/2009	0000	Administaff	X	-10,713.16	-36,840.83
Check	10/19/2009	0000	Administaff	X	-10,698.92	-47,539.75
Check	10/21/2009	5044	U. S. Trustee	X	-1,950.00	-49,489.75
Check	10/21/2009	5043	Bowne of Los Angel	X	-1,525.00	-51,014.75
Check	10/23/2009	5045	David Heaberlin	X	-506.39	-51,521.14

Total Checks and Payments					-51,521.14	-51,521.14
Deposits and Credits — 1 item
Deposit	10/23/2009			X	530.41	530.41

Total Deposits and Credits					530.41	530.41

Total Cleared Transactions					-50,990.73	-50,990.73

Cleared Balance					-50,990.73	6,360,216.79
Uncleared Transactions
Checks and Payments — 1 item
Check	10/20/2009	5042	Klein, Denateli, Gol		-4,167.45	-4,167.45

Total Checks and Payments					-4,167.45	-4,167.45

Total Uncleared Transactions					-4,167.45	-4,167.45

Register Balance as of 10/31/2009					-55,158.18	6,356,049.34
New Transactions
Checks and Payments — 4 items
Check	11/2/2009	5051	Bear Breek Plaza		-1,280.00	-1,280.00
Check	11/2/2009	5052	Comcast		-307.53	-1,587.53
Check	11/3/2009	0000	Administaff		-8,473.20	-10,060.73
Check	11/5/2009	5053	AT Conference		-101.50	-10,162.23

Total Checks and Payments					-10,162.23	-10,162.23

Deposits and Credits — 5 items
Check	11/10/2009	5047	David Heaberlin		0.00	0.00
Check	11/10/2009	5050	David Heaberlin		0.00	0.00
Check	11/10/2009	5049	David Heaberlin		0.00	0.00
Check	11/10/2009	5048	David Heaberlin		0.00	0.00
Check	11/10/2009	5046	David Heaberlin		0.00	0.00

Total Deposits and Credits					0.00	0.00

Total New Transactions					-10,162.23	-10,162.23

Ending Balance					-65,320.41	6,345,887.11

DIP Operating Account
October Reconciliation

Citibank Client Services 587	000001/R1/20F000/0
PO Box 769013	008
San Antonio, TX 78245-9013	CITIBANK, N. A.
Account
9951707360
DIP-CAPITAL CORP OF THE WEST-DIP	Statement Period
OPERATING ACCOUNT	Oct. 1 - Oct. 31, 2009
C/O DAVID HEABERLIN	Relationship Manager
2801 G STREET	Gaudino, Bruce
MERCED CA 95340	(212) 559-6055

[Illegible]

Relationship Summary:

Checking	$6,785,656.30

Savings	—

Investments (not FDIC insured)	—

Checking Plus	—

Checking	Balance

CitiBusiness Checking 9951707360	$6,360,216.79
CitiBusiness Checking 9951707387	$50,000.00
CitiBusiness Checking 9951707416	$100.00
CitiBusiness Checking 9951707424	$375,339.51

Total Checking at Citibank	$6,785,656.30

IMPROVEMENT TO CITIBANK’S FUNDS AVAILABILITY SCHEDULE
Effective immediately, the Standard Funds Availability Schedule was amended, in part, to treat all check deposits as local. (Previously certain checks were treated as nonlocal and subject to longer delays.) Therefore, if your check deposit is not subject to the “Immediate Availability of Certain Deposits” policy, the following delays apply: check deposits of $100,000 or less are available on the second business day after the business day of deposit. Check deposits of more than $100,000 are available on the third business day after the business day of deposit. All other terms and conditions of the funds availability policy as set forth in the CitiBusiness Client Manual continue to apply.

[Illegible]
Please be advised that effective 12/01/09, U.S. laws and regulations take effect that may require us to restrict certain transfers or payments through your account that may involve Internet gambling as defined under the regulations.

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 2 of 3	000002/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Oct. 1 - Oct. 31, 2009
[Illegible]

Type of Charge	No./Units	Price/Unit	Amount

CITIBUSINESS CHECKING # 9951707360

Average Daily Collected Balance			$6,417,136.79

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00
CHECKS PAID	14	.2000	2.80
DEPOSIT TICKETS	4	.2000	0.80
CITIBUSINESS ONLINE — STOP PAYMENT	1	12.5000	12.50

CITIBUSINESS ONLINE
CBOL — OUT. DOMESTIC WIRE TXFR	5	12.5000	62.50

Total Charges for Services			$98.60

CITIBUSINESS CHECKING # 9951707387

Average Daily Collected Balance			$50,000.00

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707416

Average Daily Collected Balance			$100.00

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

CITIBUSINESS CHECKING # 9951707424

Average Daily Collected Balance			$375,339.51

DEPOSIT SERVICES
MONTHLY MAINTENANCE FEE	1	20.0000	20.00

Total Charges for Services			$20.00

Total Non-Interest Bearing Account Charges			$158.60

Average collected balances			$6,842,576.30
Less 10% reserve requirement			$684,257.63
Balances eligible for Earnings Credit			$6,158,318.67

Earnings Credit allowance at 0.50000%			$158.60	[1]
Charges Subject to Earnings Credit			$158.60

Net Service Charge			$0.00
1 — Maximum Earnings Credit cannot exceed monthly fees eligible for offset

DIP-CAPITAL CORP OF THE WEST-DIP	Account 9951707360	Page 3 of 3	000003/R1/20F000/0
OPERATING ACCOUNT	Statement Period — Oct. 1 - Oct. 31, 2009
[Illegible]

CitiBusiness Checking

9951707360	Beginning Balance:	$6,411,207.52
	Ending Balance:	$6,360,216.79

Date	Description	Debits	Credits	Balance

10/02	CHECK NO: 5038	1,280.00		6,409,927.52
10/07	CBUSOL TRANSFER DEBIT	10,698.92		6,399,228.60
	WIRE TO Administaff Companes, Inc.
10/13	CHECK NO: 5037	623.34		6,398,605.26
10/14	CBUSOL TRANSFER DEBIT	10,698.92		6,387,906.34
	WIRE TO Administaff Companes, Inc.
10/14	CHECK NO: 5041	2,315.00		6,385,591.34
10/16	CHECK NO: 5040	309.95		6,385,281.39
10/16	CHECK NO: 5039	201.54		6,385,079.85
10/19	CBUSOL TRANSFER DEBIT	10,713.16		6,374,366.69
	WIRE TO Administaff Companes, Inc.
10/19	CBUSOL TRANSFER DEBIT	10,698.92		6,363,667.77
	WIRE TO Administaff Companes, Inc.
10/23	DEPOSIT		530.41	6,364,198.18
10/27	CHECK NO: 5044	1,950.00		6,362,248.18
10/27	CHECK NO: 5043	1,525.00		6,360,723.18
10/28	CHECK NO: 5045	506.39		6,360,216.79
	Total Debits/Credits	51,521.14	530.41

Checks Paid
Check	Date	Amount	Check	Date	Amount	Check		Date	Amount	Check	Date	Amount

5037	10/13	623.34	5039	10/16	201.54	5041		10/14	2,315.00	5044	10/27	1,950.00
5038	10/02	1,280.00	5040	10/16	309.95	5043	*	10/27	1,525.00	5045	10/28	506.39

*	Indicates gap in check number sequence Number Checks Paid: 8 Totaling: $8,711.22

CitiBusiness Checking

9951707387	Beginning Balance:	$50,000.00
	Ending Balance:	$50,000.00

CitiBusiness Checking

9951707416	Beginning Balance:	$100.00
	Ending Balance:	$100.00

CitiBusiness Checking

9951707424	Beginning Balance:	$375,339.51
	Ending Balance:	$375,339.51
[Illegible]

IF YOU HAVE QUESTIONS ON:	YOU CAN CALL:	YOU CAN WRITE:

Checking	877-528-0990	CitiBusiness
	(For Speech and Hearing	100 Citibank Drive
	Impaired Customers Only	San Antonio, TX 78245-9966
TDD: 800-945-0258)
For change in address, call your account officer or visit your branch.